Exhibit 10.6.2
AMENDMENT TO THE SECURED TERM LOAN FACILITY AGREEMENT
BETWEEN
THE GREATER NELSPRUIT UTILITY COMPANY (PROPRIETARY) LIMITED
(now trading as “Silulumanzi” hereinafter the Borrower)
AND
THE DEVELOPMENT BANK OF SOUTHERN AFRICA LIMITED
(“the DBSA” as “Lender” and “Underwriter”)
AND
NEDBANK LIMITED (FORMERLY NEDCOR INVESTMENT BANK LIMITED)
(as “Security Trustee”)

RECITALS:
1.	The DBSA, the Borrower and the Security Trustee (collectively “the Parties”) entered into a Secured Term Loan Facility Agreement on 10 August 2000 in terms of which the DBSA agreed to make available to the Borrower loans of up to R48,5 million under the DBSA Loan Facility and R76,5 million under the DBSA Underwriting/Partial Risk Facility.
2.	The Borrower has in terms of the Secured Term Loan Facility Agreement requested a cancellation of a portion of the committed amount under the Underwriting / Partial Risk Facility.
3.	The DBSA has agreed to such cancellation.
The Parties agree as follows:
1.	DEFINITIONS AND HEADINGS
1.1	In this Agreement, unless the contrary appears from the context, the following words shall have the meanings, as stated: -

1.1.1 “this Agreement”	shall mean this agreement;

1.1.2 “the Secured Term Loan Facility Agreement”	shall mean the Secured Term Loan Facility Agreement dated 10 August 2000 as amended, and in the form of such document immediately prior to any amendment thereof in accordance with this Agreement amongst the DBSA, the Borrower and the Security Trustee;

1.1.3 “the Effective Date”	1 April 2005.

2.	INCORPORATION OF DEFINED TERMS

2.1	Terms used (but not otherwise defined) in this Agreement have the meaning given to them in the Secured Term Loan Facility Agreement.

2.2	The principles of construction set out in the Secured Term Loan Facility Agreement shall have effect as if set out in full in this Agreement

3.	CONDITIONS PRECEDENT

3.1.	This Agreement is duly signed by the parties thereto.

3.2.	The Borrower shall deliver to the Lender, on or before the date of signature of this Agreement by the DBSA, the following:

3.2.1.	a certified copy of resolutions of the Borrower’s Board of Directors authorising the execution, delivery and performance of this Agreement.

3.2.2.	certificate of incumbency and signature(s) of the person(s) executing this Agreement.

3.2.3.	such evidence as the Lender shall require regarding the accuracy of the representations and warranties set forth in clause 5 hereof.

4.	AMENDMENT OF THE SECURED TERM LOAN FACILITY AGREEMENT

With effect from the Effective Date, provided this Agreement is duly signed, all references to the Committed Amount in respect of the Underwriting / Partial Risk Facility in the Term Loan Facility Agreement will read “R22, 851, 074 million” wherever “R76,5 million” appears, specifically, the following is hereby amended:

4.1	Part B of Schedule 1 of the Secured Term Loan Facility Agreement

Paragraph 3 shall be amended by the deletion of “R76,5 million” and by the substitution with “R22, 851, 074” therefor.

4.2.	Part B of Schedule 9 of the Secured Term Loan Facility Agreement

Paragraph 2 shall be amended by the deletion of “R76,5 million” and by the substitution with “R22, 851, 074” therefore.

5.	REPRESENTATIONS AND WARRANTIES

The Borrower makes each of these representations and warranties set out in this Clause on, and as of, the Effective Date:

5.1	the Borrower has the power and authority to enter into and perform this Agreement and to incur the obligations provided therefor, and has taken all corporate action necessary to authorise the execution, delivery and performance of this Agreement.

5.2	this Agreement is valid, binding, and enforceable in accordance with its terms.

For the avoidance of doubts the representations set out herein are additional to the representations and warranties by the Borrower in the Secured Term Loan Facility Agreement, which will be deemed repeated on the Effective Date.

6.	CONTINUING OBLIGATIONS

The provisions of the Term Loan Facility Agreement shall, save as amended by this Agreement, continue in full force and effect.

7.	VARIATION, CANCELLATION AND WAIVER

This Agreement contains all the amendments to the Term Loan Facility Agreement and neither of the Parties shall be bound by any undertakings, representations, warranties or promises made, in respect of such amendments, which are not recorded herein.

8.	GENERAL

8.1	Nothing, in this Agreement, shall be construed by either Party, as precluding the Parties from further amending the Secured Term Loan Facility, should this become necessary.

8.2	Notwithstanding the date of signature of this Agreement, its terms shall come into effect on the Effective Date.

SIGNED AT	Nelspruit	ON THIS	4	DAY OF	August	2005.

				/s/ SIGNATURE ILLEGIBLE

				FOR AND ON BEHALF OF THE BORROWER

WITNESS				WITNESS

SIGNED AT		ON THIS		DAY OF		2005.

				/s/ SIGNATURE ILLEGIBLE

				FOR AND ON BEHALF OF NEDBANK LIMITED

WITNESS				WITNESS

SIGNED AT	Midrand	ON THIS	3	DAY OF	August	2005.

				/s/ SIGNATURE ILLEGIBLE

				FOR AND ON BEHALF OF DBSA

WITNESS				WITNESS

				/s/ SIGNATURE ILLEGIBLE

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